Exhibit B-19













                            GPU TELCOM SERVICES, INC.




                                     BY-LAWS
                                     -------




                                 (March 6, 1997)

                                     BY-LAWS
                                       OF
                            GPU TELCOM SERVICES, INC.


                                     Offices
                                     -------

1. GPU Telcom Services, Inc. (the "Corporation") shall have offices at such places as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                      Seal
                                      ----

2. The Corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware". The corporate seal may be affixed to any certificates of stock, bonds, debentures, notes or other engraved, lithographed or printed instruments, by engraving, lithographing or printing thereon such seal or a facsimile thereof, and such seal or facsimile thereof so engraved, lithographed or printed thereon shall have the same force and effect, for all purposes, as if such corporate seal had been affixed thereto by indentation.

                             Stockholders' Meetings
                             ----------------------

3. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place as shall be stated in the notice of the meeting. Such meetings shall be presided over by the chief executive officer of the Corporation, or, in the absence of the chief executive officer, by such other officer as shall have been designated for the purpose by the Board of Directors, except when by statute the election of a presiding officer is required.

4. Annual meetings of stockholders shall be held during the month of May in each year on such day and at time as shall be determined by the Board of Directors. At the annual meeting, the stockholders entitled to vote shall elect by ballot a Board of Directors and transact such other business as may properly be brought before the meeting.

5. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or by proxy, shall be requisite for, and shall constitute a quorum at, any meeting of the stockholders. If, however, the holders of a majority of such shares of stock shall not be present or represented by proxy at any such meeting, the stockholders entitled to vote thereat, present in person or by proxy, shall have power, by vote of the holders of a majority of the shares of capital stock present or represented at the meeting, to adjourn the meeting from time to time without notice other than announcement at the meeting, until the holders of the amount of stock requisite to constitute a quorum, as aforesaid, shall be present in person or by proxy. At any adjourned meeting at which such quorum shall be present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

6. At each meeting of stockholders, each holder of record of shares of capital stock then entitled to vote shall be entitled to vote in person, or by proxy appointed by instrument executed in writing by such stockholders or by such stockholder's duly authorized attorney; but no proxy shall be valid after the expiration of eleven months from the date of its execution unless the stockholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some specified period. Except as otherwise provided by law or by the Certificate of Incorporation, each holder of record of shares of capital stock entitled to vote at any meeting of stockholders shall be entitled to one vote for every share of capital stock standing in the name of such stockholder on the books of the Corporation. Shares of capital stock of the Corporation belonging to the Corporation, or to a corporation controlled by the Corporation through stock ownership or through majority representation on the board of directors thereof, shall not be voted. All elections shall be determined by a plurality vote, and, except as otherwise provided by law or by the Certificate of Incorporation all other matters, shall be determined by a vote of the holders of a majority of the shares of the capital stock present or represented at a meeting and voting on such questions.

7. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law, may be called by the Chairman or by the President, and shall be called by the chief executive officer or Secretary at the request in writing of any three members of the Board of Directors, or at the request in writing of holders of record of 10 percent or more of the shares of capital stock of the Corporation issued and outstanding. Business transacted at all special meetings of the stockholders shall be confined to the purposes stated in the call.

8. Notice of every meeting of stockholders, setting forth the time and the place and briefly the purpose or purposes thereof, shall be mailed, not less than ten nor more than fifty days prior to such meeting, to each stockholder of record (at the stockholder's address appearing on the stock books of the Corporation, unless the stockholder shall have filed with the Secretary of the Corporation a written request that notices intended for such stockholder be mailed to some other address, in which case it shall be mailed to the address designated in such request) as of a date fixed by the Board of Directors pursuant to the By-Laws. Except as otherwise provided by law, the Certificate of Incorporation or the By-Laws, items of business, in addition to those specified in the notice of meeting, may be transacted at the annual meeting.

9. Whenever by any provision of law, the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of stockholders may be dispensed with, if all the stockholders who would have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken, and all such consents shall be filed with the Secretary of the Corporation. However, this section shall not be construed to alter or modify any provision of law or of the Certificate of Incorporation under which the written consent of the holders of less than all outstanding shares is sufficient for corporate action.

                                    Directors
                                    ---------

10. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall consist of not less than three nor more than twelve directors as shall be fixed from time to time by a resolution adopted by a majority of the entire Board of Directors; provided, however, that no decrease in the number of directors constituting the entire Board of Directors shall shorten the term of any incumbent director. Each director shall be at least twenty-one years of age. Directors need not be stockholders of the Corporation. Directors shall be elected at the annual meeting of stockholders, or, if any such election shall not be held, at a stockholders' meeting called and held in accordance with the provisions of the General Corporation Law of the State of
Delaware. Each director shall serve until the next annual meeting of stockholders and thereafter until such director's successor shall have been elected and shall qualify.

11. In addition to the powers and authority by the By-Laws expressly conferred upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation, or by the By-Laws, directed or required to be exercised or done by the stockholders.

12. Unless otherwise required by law, in the absence of fraud no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely by reason of such relationship or interest, or solely because the director or officer is present at or participates in the meeting of the Board of Directors which authorize the contract or transaction, or solely because the votes of such director or directors are counted for such purpose if:

(a) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorizes the contract or transaction by a vote sufficient for such purposes without counting the vote of the interested director or directors; or

(b) The material facts as to relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) The contract or transaction is fair as to the  Corporation as of the time it
is  authorized,   approved  or  ratified  by  the  Board  of  Directors  or  the stockholders.

      No director or officer shall be liable to account to the Corporation for any profit realized by such director from or through any such contract or transaction of the Corporation by reason of the interest of such director or officer as aforesaid in such contract or transaction if such contract or transaction shall be authorized, approved or ratified as aforesaid.

      No contract or other transaction between the Corporation and any of its affiliates shall in any case be void or voidable or otherwise affected because of the fact that directors or officers of the Corporation are directors or officers of such affiliate, nor shall any such director or officer, because of such relation, be deemed interested in such contract or other transaction under any of the provisions of this Section, nor shall any such director be liable to account because of such relation.

      Nothing herein shall create liability in any of the events described in this Section or prevent the authorization, ratification or approval, in any other manner provided by law, of any contract or transaction described in this Section.

                       Meetings of the Board of Directors
                       ----------------------------------

13. Regular meetings of the Board of Directors may be held without notice except for the purpose of taking action on matters as to which notice is in the By-Laws required to be given, at such time and place as shall from time to time be designated by the Board. Special meetings of the Board of Directors may be called by the Chairman or by the President, or in the absence or disability of the Chairman and the President, by a Vice President, or by any two directors, and may be held at the time and place designated in the call and notice of the meeting.

14. Except as otherwise provided by the By-Laws, any item or business may be transacted at any meeting of the Board of Directors, whether or not such item of business shall have been specified in the notice of meeting. Where notice of any meeting of the Board of Directors is required to be given by the By-Laws, the Secretary or other officer performing such duties shall give notice either personally or by telephone, telecopy, facsimile or electronic mail at least twenty-four hours before the meeting, or by regular mail at least three days before the meeting. Meetings may be held at any time and place without notice if all the directors are present, or if those not present waive notice in writing either before or after the meeting.

15. At all meetings of the Board of Directors a majority of the directors in office shall be requisite for, and shall constitute, a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Certificate of Incorporation, as amended, or by the By-Laws.

16. Any regular or special meeting may be adjourned to any time or place by a majority of the directors present at the meeting, whether or not a quorum shall be present at such meeting, and no notice of the adjourned meeting shall be required other than announcement at the meeting.

                                   Committees
                                   ----------

17. The Board of Directors may, by the vote of a majority of the directors in office, create an Executive Committee, consisting of two or more members, of whom one shall be the chief executive officer of the Corporation. The other members of the Executive Committee shall be designated by the Board of Directors from their number, shall hold office for such period as the Board of Directors shall determine and may be removed at any time by the Board of Directors. The Board of Directors shall designate a Chairman of the Executive Committee from among the members of the Executive Committee. When a member of the Executive Committee ceases to be a director, he shall cease to be a member of the Executive Committee. The Executive Committee shall have all the powers specifically granted to it by the By-Laws and, between meetings of the Board of Directors, may also exercise all the powers of the Board of Directors except such powers as the Board of Directors may exercise by virtue of the By-Laws. The Executive Committee shall have no power to revoke any action taken by the Board of Directors, and shall be subject to any restriction imposed by law, by the By-Laws, or by the Board of Directors.

18. The Executive Committee shall cause to be kept regular minutes of its proceedings, which may be transcribed in the regular minute book of the Corporation, and all such proceedings shall be reported to the Board of Directors at its next succeeding meeting. A majority of the Executive Committee shall constitute a quorum at any meeting. The Board of Directors may by vote of a majority of the total number of directors provided for in the By-Laws fill any vacancies in the Executive Committee. The Executive Committee may, from time to time, prescribe rules and regulations for the calling and conduct of meetings of the Committee, and other matters relating to its procedure and the exercise of its powers.

19. From time to time the Board of Directors may appoint any other committee or committees for any purpose or purposes, which committee or committees shall have such powers and such tenure of office as shall be specified in the resolution of appointment. The chief executive officer of the Corporation shall be a member ex officio of all committees of the Board.

                  Compensation and Reimbursement of Directors
                  -------------------------------------------
                     and Members of the Executive Committee
                     --------------------------------------

20. Directors, other than salaried officers of the Corporation or its affiliates, shall receive compensation and benefits for their services as directors, at such rate or under such conditions as shall be fixed from time to time by the Board, and all directors shall be reimbursed for their reasonable expenses, if any, of attendance at each regular or special meeting of the Board of Directors.

21.  Directors,   other  than  salaried  officers  of  the  Corporation  or  its affiliates, who are members of any committee of the Board, shall receive compensation for their services as such members as shall be fixed from time to time by the Board, and shall be reimbursed for their reasonable expenses, if any, in attending meetings of the Executive Committee or such other Committees of the Board and of otherwise performing their duties as members of such Committees.

                                    Officers
                                    --------

22. The officers of the Corporation shall be chosen by a vote of a majority of the directors in office and shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary, and may include a Chairman, Comptroller, one or more Assistant Secretaries, one or more Assistant Treasurers, and one or more Assistant Comptrollers. If a Chairman shall be chosen, the Board of Directors shall designate either the Chairman or the President as chief executive officer of the Corporation. If a Chairman shall not be chosen, the President shall be the chief executive officer of the Corporation. The Chairman, if there be one, and a President who is designated chief executive officer of the corporation, shall be chosen from among the directors. A President who is not chief executive officer of the Corporation, and none of the other officers, need be a director. Neither the Comptroller nor any Assistant Comptroller may occupy any other office. With the above exceptions, any two offices may be occupied and the duties thereof may be performed by one person.

23. The salary and other compensation of the chief executive officer of the Corporation shall be determined from time to time by the Board of Directors. The salaries and other compensation of all other officers of the Corporation shall be determined from time to time by the chief executive officer, subject to the concurrence of the Chairman if there be one.

24. The salary or other compensation of all employees other than officers of the Corporation shall be fixed by the chief executive officer of the Corporation, or by such other officer as shall be designated for that purpose by the Board of Directors.

25.  The  Board  of  Directors   may  appoint  such  other   officers  and  such
representatives or agents as shall be deemed necessary, who shall hold office for such terms, exercise such powers, and perform such duties as shall be determined from time to time by the Board of Directors.

26. The officers of the Corporation shall hold office until the first meeting of the Board of Directors after the next succeeding annual meeting of stockholders and until their respective successors are chosen and qualify. Any officer elected pursuant to Section 22 of the By-Laws may be removed at any time, with or without cause, by the vote of a majority of the directors in office. Any other officer, and any representative, employee or agent of the Corporation, may be removed at any time, with or without cause, by action of the Board of Directors, by the Executive Committee, or by the chief executive officer of the Corporation, or by such other officer as shall have been designated for that purpose by the chief executive officer of the Corporation.

                                  The Chairman
                                  ------------

27. (a) If a Chairman shall be chosen by the Board of Directors, he shall preside at all meetings of the Board at which he shall be present.

      (b) If a Chairman shall be chosen by the Board of Directors and is designated by the Board as chief executive officer of the Corporation, such
Chairman:

            (i) shall have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

            (ii) may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive
            Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

            (iii) may, unless otherwise directed by the Board of Directors pursuant to the By-Laws, attend in person or by substitute or proxy appointed by such Chairman, and act and vote on behalf of the Corporation at all meetings of stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

            (iv) shall, whenever it may in the opinion of such Chairman be necessary or appropriate, prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

            (v) shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

      (c) If a Chairman shall be chosen by the Board of Directors and is not designated by the Board as chief executive officer of the Corporation, such
Chairman:

            (i) may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation and, when authorized by the Board of Directors or the Executive
            Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

            (ii) shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                                  The President
                                  -------------

28. (a) If a Chairman shall not be chosen by the Board of Directors, the President shall preside at all meetings of the Board at which the President shall be present.

      (b) If the President shall be designated by the Board of Directors as chief executive officer of the Corporation, the President:

            (i) shall have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

            (ii) may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements, or other instruments of any nature pertaining to the business of the Corporation;

            (iii) may, unless otherwise directed by the Board of Directors pursuant to the By-Laws, attend in person or by substitute or proxy appointed by such President, and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver, or power of attorney in respect of such stock;

            (iv) shall, whenever it may in the opinion of such President be necessary or appropriate, prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

            (v) shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

      (c) If the Chairman shall be designated by the Board of Directors as chief executive officer of the Corporation, the President:

            (i)   shall be the chief operating officer of the Corporation;

            (ii) shall have supervision, direction and control of the conduct of the business of the Corporation, in the absence or disability of the Chairman, subject, however, to the control of the Board of Directors and the Executive Committee, if there be one;

            (iii) may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and, when authorized by the Board of Directors or the Executive
            Committee, if there be one, may sign in the name and on behalf of the Corporation any and all contracts, agreements or other instruments of any nature pertaining to the business of the Corporation;

            (iv) at the request or in the absence or disability of the Chairman, may, unless otherwise directed by the Board of Directors pursuant to the By-Laws, attend in person or by substitute or proxy appointed by such

            President, and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver or power of attorney in respect of such stock;

            (v) at the request or in the absence or disability of the Chairman, whenever in the opinion of such President it may be necessary or appropriate, shall prescribe the duties of officers and employees of the Corporation whose duties are not otherwise defined; and

            (vi) shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

                                 Vice President
                                 --------------

29. (a) The Vice President shall, in the absence or disability of the President, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 28(c)(ii) of the By-Laws, have supervision, direction and control of the conduct of the business of the Corporation, subject, however, to the control of the Directors and the Executive Committee, if there be one.

      (b) The Vice President may sign in the name of and on behalf of the Corporation any and all contracts, agreements or other instruments pertaining to matters which arise in the ordinary course of business of the Corporation, and when authorized by the Board of Directors or the Executive Committee, if there be one, except in cases where the signing thereof shall be expressly delegated by the Board of Directors or the Executive Committee to some other officer or agent of the Corporation.

      (c) The Vice President may, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of the By-Laws, at the request or in the absence or disability of the President or in case of the failure of the President to appoint a substitute or proxy as provided in the By-Laws, unless otherwise directed by the Board of Directors pursuant to the By-Laws, attend in person or by substitute or proxy appointed by such Vice President and act and vote on behalf of the Corporation at all meetings of the stockholders of any corporation in which the Corporation holds stock and grant any consent, waiver or power of attorney in respect of such stock.

      (d) The Vice President shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or by the Board of Directors.

      (e) If there be more than one Vice President, the Board of Directors may designate one or more of such Vice Presidents as an Executive Vice President or a Senior Vice President. The Board of Directors may assign to such Vice Presidents their respective duties and may, if the President has been designated chief executive officer of the Corporation or if the President is acting pursuant to the provisions of Subsection 28(c)(ii) of the By-Laws, designate the order in which the respective Vice Presidents shall have supervision, direction and control of the business of the Corporation in the absence or disability of the President.

                                  The Secretary
                                  -------------

30. (a) The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in books to be kept for that purpose; and shall perform like duties for the Executive Committee and any other committees created by the Board of Directors.

      (b) The Secretary shall give, or cause to be given, notice of all meetings of the stockholders, the Board of Directors, or the Executive Committee of which notice is required to be given by law or by the By-Laws.

      (c) The Secretary shall have such other powers and perform such other duties as may be prescribed from time to time by law, by the By-Laws, or the Board of Directors.

      (d) Any records kept by the Secretary shall be the property of the Corporation and shall be restored to the Corporation in case of the Secretary's death, resignation, retirement or removal from office.

      (e) The Secretary shall be the custodian of the seal of the Corporation and, pursuant to the By-Laws and in other instances where the execution of documents on behalf of the Corporation is authorized by the By-Laws or by the Board of Directors, may affix the seal to all instruments requiring it and attest the ensealing and the execution of such instruments.

      (f) The Secretary shall have control of the stock ledger, stock certificate book and all books containing minutes of any meeting of the stockholders, Board of Directors, or Executive Committee or other committee created by the Board of Directors, and of all formal records and documents relating to the corporate affairs of the Corporation.

      (g) Any Assistant Secretary or Assistant Secretaries shall assist the Secretary in the performance of the Secretary's duties, shall exercise the powers and duties of the Secretary at the request or in the absence or disability of the Secretary, and shall exercise such other powers and duties as may be prescribed by the Board of Directors.

                                  The Treasurer
                                  -------------

31. (a) The Treasurer shall be responsible for the safekeeping of the corporate funds and securities of the Corporation, and shall maintain and keep in custody of full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other funds of the Corporation in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors.

      (b) The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board of Directors, taking proper vouchers for such disbursements.

      (c) Pursuant to Section 44 of the By-Laws, the Treasurer may, when authorized by the Board of Directors, affix the seal to all instruments requiring it and shall attest the ensealing and execution of said instruments.

      (d) The Treasurer shall exhibit at all reasonable times such accounts and records to any director of the Corporation upon application during business hours at the office of the Corporation where such accounts and records are kept.

      (e) The Treasurer shall render an account of all transactions as Treasurer at all regular meetings of the Board of Directors, or whenever the Board may require it, and at such other times as may be requested by the Board or by any director of the Corporation.

      (f) If required by the Board of Directors, the Treasurer shall give the Corporation a bond, the premium on which shall be paid by the Corporation, in such form and amount and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of the Treasurer's office, and for the restoration to the Corporation in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind belonging to the Corporation in the possession or under the control of the Treasurer.

      (g) The Treasurer shall perform all duties generally incident to the office of Treasurer, and shall have other powers and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

      (h) Any Assistant Treasurer or Assistant Treasurers shall assist the Treasurer in the performance of the Treasurer's duties, shall exercise the powers and duties of the Treasurer at the request or in the absence or disability of the Treasurer, and shall exercise such other powers and duties as may be prescribed by the Board of Directors. If required by the Board of Directors, any Assistant Treasurer shall give the Corporation a bond, the premium on which shall be paid by the Corporation, similar to that which may be required to be given by the Treasurer.

                                   Comptroller
                                   -----------

32. (a) If and when elected by the Board of Directors, the Comptroller of the Corporation shall be the principal accounting officer of the Corporation and shall be accountable to and report directly to the Board of Directors. If required by the Board of Directors, the Comptroller shall give the Corporation a bond, the premium on which shall be paid by the Corporation, in such form and amount and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of the Comptroller's office.

      (b) He shall keep or cause to be kept full and complete books of account of all operations of the Corporation and of its assets and liabilities.

      (c) The Comptroller shall have custody of all accounting records of the Corporation other than the record of receipts and disbursements and those relating to the deposit or custody of money or securities of the Corporation, which shall be in the custody of the Treasurer.

      (d) The Comptroller shall exhibit at all reasonable times the books of account and records to any director of the Corporation upon application during business hours at the office of the Corporation where such books of account and records are kept.

      (e) The Comptroller shall render reports of the operations and business and of the condition of the finances of the Corporation at regular meetings of the Board of Directors, and at such other times as he may be requested by the Board or any director of the Corporation, and shall render a full financial report at the annual meeting of the stockholders, if called upon to do so.

      (f) The Comptroller shall receive and keep custody of an original copy of each written contract made by or on behalf of the Corporation.

      (g) The Comptroller shall receive periodic reports from the Treasurer of the Corporation of all receipts and disbursements, and shall see that correct vouchers are taken for all disbursements for any purpose.

      (h) The Comptroller shall perform all duties generally incident to the office of Comptroller, and shall have such other powers and duties as from time to time may be prescribed by law, by the By-Laws, or by the Board of Directors.

      (i) Any Assistant Comptroller or Assistant Comptrollers shall assist the Comptroller in the performance of the Comptroller's duties, shall exercise the powers and duties of the Comptroller at the request or in the absence or disability of the Comptroller, and shall exercise such other powers and duties as may be prescribed by the Board of Directors. If required by the Board of Directors, any Assistant Comptroller shall give the Corporation a bond, the premium on which shall be paid by the Corporation, similar to that which may be required to be given by the Comptroller.

                                    Vacancies
                                    ---------

33. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, or otherwise, the remaining directors, by the vote of a majority of those then in office at a meeting, the notice of which shall have specified the filling of such vacancy as one of its purposes, may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurs. If the office of any officer of the Corporation shall become vacant for any reason, the Board of Directors, at a meeting, the notice of which shall have specified the filling of such vacancy as one of its purposes, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Pending action by the Board of Directors at such meeting, the Board of Directors or the Executive Committee may choose a successor temporarily to serve as an officer of the Corporation.

                                  Resignations
                                  ------------

34. Any officer or any director of the Corporation may resign at any time, such resignation to be made in writing and transmitted to the Secretary. Such resignation shall take effect from the time of its acceptance, unless some time be fixed in the resignation, and then from that time. Nothing herein shall be deemed to relieve any officer from liability for breach of any contract of employment resulting from any such resignation.

                       Duties of Officers May be Delegated
                       -----------------------------------

35. In case of the absence or disability of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board, by vote of a majority of directors then in office, may, notwithstanding any provisions of the By-Laws, delegate or assign, for the time being, the powers or duties, or any of them, of such officer to any other officer or to any director.

             Indemnification of Directors, Officers and Employees
             ----------------------------------------------------

36. (a) A director shall not be personally liable for monetary damages as such for any action taken, or any failure to take any action, unless the director has breached or failed to perform the duties of such director's office under the General Corporation Law of the State of Delaware, and the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. The provisions of this subsection (a) shall not apply to the responsibility or liability of a director pursuant to any criminal statute, or the liability of a director for the payment of taxes pursuant to local, state or federal law.

      (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, its stockholders or otherwise, by reason of the fact that such person was a director, officer or employee of the Corporation (and may indemnify any person who was an agent of the

      Corporation), or a person serving at the request of the Corporation as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the fullest extent permitted by law, including without limitation indemnification against expenses (including attorneys' fees and disbursements), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding to the fullest extent permitted by law.

      (c) The Corporation shall pay the expenses (including attorneys' fees and disbursements) actually and reasonably incurred in defending a civil or criminal action, suit or proceeding on behalf of any person entitled to indemnification under Subsection (b) in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, and may pay such expenses in advance on behalf of any agent on receipt of a similar undertaking. The financial ability of such person to make such repayment shall not be a prerequisite to the making of an advance.

      (d) For purposes of this Section: (i) the Corporation shall be deemed to have requested an officer, director, employee or agent to serve as fiduciary with respect to an employee benefit plan where the performance by such person of duties to the Corporation also imposes duties on, or otherwise involves services by, such person as a fiduciary with respect to the plan; (ii) excise taxes assessed with respect to any transaction with an employee benefit plan shall be deemed "fines"; and (iii) action taken or omitted by such person with respect to any employee benefit plan in the performance of duties for a purpose reasonably believed to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

      (e) To further effect, satisfy or secure the indemnification obligations provided herein or otherwise, the Corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the Corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate.

      (f) All rights of indemnification under this Section shall be deemed a contract between the Corporation and the person entitled to indemnification under this Section pursuant to which the Corporation and each such person intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only, and shall not limit, but may expand, any rights or obligations in respect of any proceeding, whether commenced prior to or after such change, to the extent such proceeding pertains to actions or failures to act occurring prior to such change.

      (g) The indemnification, as authorized by this Section, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in any other capacity while holding such office. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall continue as to a person who has ceased to be an officer, director, employee or agent in respect of matters arising prior to such time, and shall inure to the benefit of the heirs, executors and administrators of such person.

                           Stock of Other Corporations
                           ---------------------------

37. The Board of Directors may authorize any director, officer or other person on behalf of the Corporation to attend, act and vote at meetings of the stockholders of any corporation in which the Corporation shall hold stock, and to exercise thereat any and all of the rights and powers incident to the ownership of such stock and to execute waivers of notice of such meetings and calls therefor.

                              Certificates of Stock
                              ---------------------

38. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and may include the holder's address. No fractional shares of stock shall be issued. Certificates of stock shall be signed by the Chairman, President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation. Where any certificate of stock is signed by a transfer agent or transfer clerk, who may be but need not be an officer or employee of the Corporation, and by a registrar, the signature of any such Chairman, President, Vice President,

Secretary, Assistant Secretary, Treasurer, or Assistant Treasurer upon such certificate may be facsimiles, engraved or printed. In case any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such before such certificate of stock is issued, it may be issued by the Corporation with the same effect as if such officer had not ceased to be such at the date of its issue.

                                Transfer of Stock
                                -----------------

39. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by attorney, lawfully constituted in writing, and upon surrender of the certificate therefor.

                              Fixing of Record Date
                              ---------------------

40. The Board of Directors is authorized to fix a time, not exceeding fifty (50) days preceding the date of any meeting of stockholders or the date fixed for the payment of any dividend or the making of any distribution, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of capital stock, as a record time for the determination of the stockholders entitled to notice of, and to vote at, such meeting, or entitled to receive any such dividend, distribution, rights or interests as the case may be; and all persons who are holders of record of capital stock at the time so fixed, and no others, shall be entitled to notice of, and to vote at, such meeting, and only stockholders of record at such time shall be entitled to receive any such notice, dividend, distribution, rights or interests.

                             Registered Stockholders
                             -----------------------

41. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by statutes of the State of Delaware.

                                Lost Certificates
                                -----------------

42. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed; provided, however, that the Board of Directors may require, as a condition to the issuance of a new certificate, the payment of the reasonable expenses of such issuance or the furnishing of a bond of indemnity in such form and amount and with such surety or sureties, or without surety, as the Board of Directors shall determine, or both the payment of such expenses and the furnishing of such bond, and may also require the advertisement of such loss in such manner as the Board of Directors may prescribe.

                               Inspection of Books
                               -------------------

43. The Board of Directors may determine whether and to what extent, and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (other than the books required by statute to be open to the inspection of stockholders), or any of them, shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as such right may be conferred by statutes of the State of Delaware or by the By-Laws or by resolution of the Board of Directors or of the stockholders.

                  Checks, Notes, Bonds and Other Instruments
                  ------------------------------------------

44. (a) All checks or demands for money and notes of the Corporation shall be signed by such person or persons (who may but need not be an officer of officers of the Corporation) as the Board of Directors may from time to time designate, either directly or through such officers of the Corporation as shall, by resolution of the Board of Directors, be authorized to designate such person or persons. If authorized by the Board of Directors, the signatures of such persons, or any of them, upon any checks for the payment of money may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if such persons had actually signed the same.

      (b) All bonds, mortgages and other instruments requiring a seal, when required in connection with matters which arise in the ordinary course of business or when authorized by the Board of Directors, shall be executed on behalf of the Corporation by the Chairman or the President or a Vice President, and the seal of the Corporation shall be thereupon affixed by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, who shall, when required, attest the ensealing and execution of said instrument. If authorized by the Board of Directors, a facsimile of the seal may be employed and such facsimile of the seal may be engraved, lithographed or printed and shall have the same force and effect as an impressed seal. If authorized by the Board of Directors, the signatures of the Chairman or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or Assistant Treasurer upon any engraved, lithographed or printed bonds, debentures, notes or other instruments may be made by engraving, lithographing or printing thereon a facsimile of such signatures, in lieu of actual signatures, and such facsimile signatures so engraved, lithographed or printed thereon shall have the same force and effect as if such officers had actually signed the same. In case any officer who has signed, or whose facsimile signature appears on, any such bonds, debentures, notes or other instruments shall cease to be such officer before such bonds, debentures, notes or other instruments shall have been delivered by the Corporation, such bonds, debentures, notes or other instruments may nevertheless be adopted by the Corporation and be issued and delivered as though the person who signed the same, or whose facsimile signature appears thereon, had not ceased to be such officer of the Corporation.

                             Receipts for Securities
                             -----------------------

45. All receipts for stocks, bonds or other securities received by the Corporation shall be signed by the Treasurer or an Assistant Treasurer, or by such other person or persons as the Board of Directors or Executive Committee shall designate.

                                   Fiscal Year
                                   -----------

46. The fiscal year shall begin the first day of January in each year.

                                    Dividends
                                    ---------

47. (a) Dividends in the form of cash or securities, upon the capital stock of the Corporation, to the extent permitted by law, may be declared by the Board of Directors at any regular or special meeting.

      (b) The Board of Directors shall have power to fix and determine, and from time to time to vary, the amount to be reserved as working capital; to determine whether any, and if any, what part of any, surplus of the Corporation shall be declared as dividends; to determine the date or dates for the declaration and payment or distribution of dividends; and, before payment of any dividend or the making of any distribution, to set aside out of the surplus of the Corporation such amount or amounts as the Board of Directors from time to time, in its absolute discretion, may think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for such other purpose as it shall deem to be in the interest of the Corporation.

                                     Notices
                                     -------

48. (a) Whenever under the provisions of the By-Laws notice is required to be given to any director, officer of stockholder, it shall not be construed to require personal notice, but, except as otherwise specifically provided, such notice may be given in writing: 1) by mail, by depositing a copy of the same in a post office, letter box or mail chute, maintained by the United States Postal Service, postage prepaid, addressed to such stockholder, officer or director, at their address as the same appears on the books of the Corporation, or 2) by telecopy, facsimile or electronic mail, directed to such stockholder, officer or director, at their telecopy, facsimile or electronic mail address as the same appears on the books of the Corporation, or such other address as requested by the stockholder pursuant to Section 8 above.

      (b) A stockholder, director or officer may waive in writing any notice required to be given to such stockholder by law or by the By-Laws.

                     Participation in Meetings by Telephone
                     --------------------------------------

49. At any meeting of the Stockholders, Board of Directors or the Executive Committee or any other committee designated by the Board of Directors, one or more directors or stockholders may participate in such meeting in lieu of attendance in person by means of the conference telephone or similar communications equipment by means of which all persons participating in the meeting will be able to hear and speak.

                                   Amendments
                                   ----------

50. The By-Laws may be altered or amended by the affirmative vote of the holders of a majority of the capital stock represented and entitled to vote at a meeting of the stockholders duly held. The By-Laws may also be altered or amended by the affirmative vote of a majority of the directors in office at a meeting of the Board of Directors.